                                                                      Exhibit 32

    CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      REQUIRED BY SECTION 1350, CHAPTER 63
   OF TITLE 18, UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      Pursuant of Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of BNS Holding, Inc., a Delaware corporation (the
"Company"), does hereby certify, to such officer's knowledge, that:

      (1) The Quarterly Report on Form 10-Q for the quarter ended January 31,
2007 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15 (d) of the Securities Exchange Act of 1934: and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the
Company.

      Date: June 14, 2007
                                           /s/ Michael Warren
                                           -------------------------------------
                                           Michael Warren
                                           Chief Executive and
                                           Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934.

      A signed original of this written statement required by Section 906 has been provided to BNS Holding, Inc. and will be retained by BNS Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.